SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





                                 Date of Report
                                December 14, 1999





                             THOMAS INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)





                                    Delaware
                 (State or other jurisdiction of incorporation)



            1-5426                                        61-0505332
   (Commission File Number)                    (IRS Employer Identification No.)

 4360 Brownsboro Road, Suite 300
       Louisville, Kentucky                                 40207
(Address of principal executive offices)                 (Zip Code)

               Registrant's telephone number, including area code
                                  502/893-4600

ITEM 5.  Other Events.

         On December 14, 1999, the Registrant announced that it plans to repurchase up to 15% of the outstanding shares, or 2,373,000 shares of its outstanding Common Stock.. A copy of the press release is filed herewith.


ITEM 7.  Financial Statements and Exhibits.

         (c)  Exhibits

Exhibit Number             Description
--------------             -----------

     99.1 Press release regarding plans to repurchase 2,373,000 shares of outstanding Common Stock.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THOMAS INDUSTRIES INC.
                                  (Registrant)

                                 By: /s/ Phillip J. Stuecker
                                    ____________________________________________
                                 Phillip J. Stuecker, Vice President of
                                 Finance, Chief Financial Officer, and Secretary

Dated:  December 14, 1999